UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549

                   ______________________



                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported):
                      December 23, 2003
                      -----------------

                 PARK ELECTROCHEMICAL CORP.
------------------------------------------------------------
    (Exact Name of Registrant as Specified in Charter)


New York               1-4415            11-1734643
------------------------------------------------------------
(State or Other      (Commission       (IRS Employer
Jurisdiction of       File Number)     Identification No.)
 Incorporation


5 Dakota Drive, Lake Success    New York           11042
------------------------------------------------------------
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (516) 354-4100
                                              -------------------


                            N/A
------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)



Item 12.  Results of Operations and Financial Condition.

           Park Electrochemical Corp. (the "Company") issued a news release on December 23, 2003 reporting its results of operations for its fiscal year 2004 third quarter ended November 30, 2003. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K as Exhibit 99.1 hereto.


                          SIGNATURE





     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PARK ELECTROCHEMICAL CORP.



Date:  December 23, 2003     By:/s/Murray O. Stamer
                             Name:  Murray O. Stamer
                             Title:  Senior Vice President
                                           and
                                     Chief Financial Officer





















                        EXHIBIT INDEX


Number
Exhibit   Description                             Page

 99.1     News  Release  dated December 23, 2003    5




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